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Exhibit 23-3

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 33-54935 and 333-99361) of PECO Energy Company and Subsidiary Companies of our report dated January 29, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 21, 2003

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  Exhibit 23-3
CONSENT OF INDEPENDENT ACCOUNTANTS